SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported):  May 23, 2005



                                    Citizens
                              401(k) Savings Plan
             (Exact name of registrant as specified in its charter)


            Delaware                  001-11001              06-0619596
  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)         Identification No.)

                                3 High Ridge Park
                           Stamford, Connecticut  06905
                    (Address of Principal Executive Offices)

                                 (203) 614-5600
               (Registrant's Telephone Number, Including Area Code)



                           No Change Since Last Report
                           ---------------------------
         (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Changes in Registrant's Certifying Accountant.
          ----------------------------------------------
     (a) former independent registered public accounting firm
         ----------------------------------------------------

     On May 23, 2005, the Citizens 401(k) Savings Plan (the "Plan") dismissed KPMG LLP as the independent registered public accounting firm for the Plan. The decision to change accountants was approved by the Citizens Communications Company's audit committee on May 25, 2005.

     The audit report of KPMG LLP on the financial statements of the Plan for the years ended December 31, 2003 and 2002 contained no adverse opinion or disclaimer of opinion, and such report was not qualified or modified as to uncertainty, audit scope or accounting principle.

     During the years ended December 31, 2003 and 2002 and through May 23, 2005, there were no disagreements with KPMG LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG LLP, would have caused it to make reference thereto in connection with its report on the Plan's financial statements for such years.

     No reportable event as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K has occurred with regard to the Plan during the years ended December 31, 2003 and 2002 and through May 23, 2005.

     Citizens 401(k) Savings Plan requested that KPMG LLP furnish it with a letter addressed to the United States Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated May 26, 2005, is filed as Exhibit 16 to this Form 8-K.

     (b) new independent registered public accounting firm
         -------------------------------------------------

     On May 23, 2005, the Plan engaged Insero, Kasperski, Ciaccia & Co., P.C. as the independent registered public accounting firm of the Plan for the year ended December 31, 2004.

     The Plan did not consult with Insero, Kasperski, Ciaccia & Co., P.C during the years ended December 31, 2003 and 2002, and through May 23, 2005, on any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and (v), respectively, as set forth in Item 304(a)(2)(i) and
     (ii) of Regulation S-K or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan's financial statements, relating to which either a written report was provided to the Plan or oral advise was provided that Insero, Kasperski, Ciaccia & Co., P.C. concluded was an important factor considered by the Plan in reaching a decision as to the accounting, auditing or financial reporting issue.

ITEM 9.01 Financial Statements and Exhibits
          ---------------------------------

     (c) Exhibit

          Exhibit 16: Letter from KPMG LLP dated May 26, 2005.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Plan administrators have duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Citizens
                              401(k) Savings Plan
                                  (Registrant)


                         By: /s/ Robert J. Larson
                             --------------------------
                             Robert J. Larson
                             Senior Vice President and
                             Chief Accounting Officer

Date: May 26, 2005